EXHIBIT 10.5

                              CONSULTING AGREEMENT
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     This  Consulting  Agreement ("Agreement") dated effective April 1, 2001, by and between ROCKPORT HEALTHCARE GROUP, INC., a Delaware corporation ("Company"), and JOHN K. BALDWIN, a California resident ("Consultant"), evidences that, in consideration of the mutual covenants and agreements contained herein, the Company hereby engages Consultant and Consultant hereby accepts such engagement and agrees to perform the services specified herein upon the terms and conditions set forth in this Agreement.

     1.     Duties and Responsibilities.  Consultant will act as a consultant to
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the  management  of  the  Company  and  in  such  capacity  will perform various management services, as requested by the Company, including, without limitation, consultation concerning strategic planning, client relations, and marketing as well as operations audits. Consultant shall make himself reasonably available for the performance of any such services, with the understanding that he is engaged in other part-time businesses and investment activities. These services may be routinely performed at Consultant's residence or elsewhere in Southern California and from time to time at Company's Houston office, or elsewhere as directed by Company.

     2.     Terms of Agreement. The term of the Agreement ("Term") shall be from
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the  effective  date  hereof  through  March 31, 2002. It shall be automatically renewed thereafter for one year periods unless either party shall provide at least thirty (30) days advance written notice to the other of the intention to terminate at the end of any annual period.

     3.     Compensation.  In  consideration for these services Consultant shall
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receive  a consulting fee equal in amount to a two percent (2%) overwrite on the gross  sales  of  Company  and  its  subsidiaries  during  the  Term.

     4.     Early  Termination.  This  Agreement  shall  terminate  prior to the
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expiration  of  the  Term  hereof  upon  the occurrence of any of the following:

          (a)  Upon  written  notice  to  the  Company  from  the  Consultant.

          (b)  The  death  of  the  Consultant.

          (c) With cause, upon written notice to the Consultant from the Company; provided that, for purposes of this Agreement, the following shall constitute "cause" (i) the failure of the Consultant to observe or satisfactorily perform his duties and responsibilities hereunder or other violations of the terms and provisions of this Agreement; (ii) dishonesty, fraud or disloyalty of the Consultant in matters affecting the consulting relationship; (iii) negligence or misconduct by Consultant in the performance of his services hereunder; or (vi) Consultant's breach of any other written agreement between Company and Consultant.


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     In  the  event  of  termination of the Term for cause, the Company shall no longer be obligated to make any payment of any kind whatsoever to the Consultant except for consulting fees and reimbursable out-of-pocket expenses accrued to the date of termination but not yet paid, which fees and reimbursable expenses shall be paid, subject to the right of the offset described below, upon such termination or as soon thereafter as is practicable. In the event of termination of the Term for any reason except for cause, the Company shall be obligated to pay to Consultant the balance of consulting fees for the remainder of the term of this Agreement. Upon any such termination the Consultant shall pay the Company, any amount or amounts owed by the Consultant to the Company, and the Company shall be entitled to offset against any amounts owed to the Consultant to the Company without prejudice to any other rights or remedies of the Company available at law or in equity.

     5.     Confidentiality  of  Information.  The  Consultant  recognizes  and
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acknowledges that he will have access to certain confidential information of the
Company ("Information") and that such Information constitutes valuable, special and unique assets of the Company. Consultant will cause the Information obtained by him to be treated as strictly confidential. Consultant agrees that he will not use or knowingly permit others to use any such Information in a manner detrimental to the Company, and will not disclose any such Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, except to authorized representatives of the Company or upon the written consent of the president of the Company or to a governmental agency pursuant to a valid subpoena or other order or pursuant to applicable governmental regulations, rules or statutes. For purposes hereof, authorized representatives of the Company shall be directors and officers of the Company to which such Information is furnished in the normal course of business under established policies approved by the Company. The Consultant further agrees that, upon termination of this Agreement, he will not take with him or retain, or disclose to others without written authorization from the president of the Company, any papers, specifications, processes, techniques, files or other documents or copies thereof, data or other confidential information of any kind belonging to the Company.

     6.     Enforcement.  The  Consultant  acknowledges that the rights reserved
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to  the  Company under Section 5 hereof are necessarily of a special, unique and extraordinary nature and that the loss arising from a breach or threatened breach thereof cannot reasonably and adequately be compensated by money damages and will cause the Company to suffer irreparable harm and that a remedy at law for any breach thereof will be inadequate. Accordingly, the Consultant hereby agrees that the Company shall be entitled to injunctive or other extraordinary relief in case of any such breach or threatened breach, which shall, however, in no way limit any other rights, including the recovery of damages, which the Company may have under the terms of this Agreement.

     7.     Notices.  Any  notice  required  or permitted to be given under this
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Agreement  shall  be  sufficient  if  in  writing  and  if sent by registered or certified mail to the parties at the addresses indicated below their signatures on the signature page of this Agreement or to such other address as either party shall hereafter designate by written notice to the other.

     8.     Assignment.  The  Consultant  may not assign his rights or oblations
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hereunder.


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     9.     Binding  Effect.  This  Agreement  shall inure to the benefit of and
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shall  be  binding  upon  the Company and its successors and assigns (by merger, consolidation and otherwise) and upon the Consultant and his personal representatives and heirs. The provisions of Sections 5 and 6 shall survive any termination of this Agreement.

     10.     Prior  Agreements  Superseded.  This Agreement constitutes the sole
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and  only  agreement  of the parties hereto concerning the within subject matter and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

     11.     Waiver.  No  failure  to  insist  upon  strict  compliance with any
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provision  hereof  shall  be  deemed  a  waiver  of  such provision or any other provision hereof. No failure to exercise and no delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement.

     12.     Captions.  The  captions  used in the Agreement are for convenience
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only  and  are  not  to  be  construed  in  interpreting  this  Agreement.

     13.     Counterparts.  This Agreement may be signed and delivered in two or
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more  counterparts,  each  of which shall be deemed an original and all of which together  will  constitute  one  and  the  same  instrument.

     14.     Amendment.  This  Agreement  may  be  amended  only  by  a  written
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instrument  signed  by  each  party  hereto.

     15.     Gender  and  Number.  Whenever  required by the context, as used in
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this  Agreement  the  singular  number  includes  the  plural  and the masculine includes  the  feminine  or  the  neuter.

     16.     GOVERNING  LAW.  THIS  AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
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IN  ACCORDANCE  WITH  THE  LAWS OF THE STATE OF TEXAS.  EACH PARTY HERETO HEREBY
SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE FEDERAL COURTS IN AND FOR THE SOUTHERN DISTRICT OF TEXAS IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT AND ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     17.     Severability.  If  any  provision  of  this  Agreement,  or  the
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application  thereof  to any person or circumstance, is for any reason or to any extent, invalid or unenforceable, the remainder of the Agreement and the application of such provision to the other persons or circumstances shall not be affected thereby, but rather is to be enforced to the greatest extent permitted by law.


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     18.     Dispute  Resolution.  ALL  DISPUTES  BETWEEN  CONSULTANT  AND  WITH
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RESPECT  TO  ANY PROVISON OF THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS OF THE
COMPANY AND HEREUNDER (OTHER THAN DISPUTES INVOLVING ALLEGATIONS OF INTENTIONAL FRAUD), WHICH CANNOT BE RESOLVED BY MUTUAL AGREEMENT, WILL BE RESOLVED BY
BINDING ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN HARRIS COUNTY, TEXAS OR BY ANY OTHER MEANS OF ALTERNATIVE DISPUTE RESOLUTION MUTUALLY AGREED UPON BY THE PARTIES.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                        COMPANY:          ROCKPORT  HEALTHCARE  GROUP,  INC.


                                              By:  __________________________
                                              Its:

                                              ADDRESS:

                                              50 Briar Hollow Lane, #515W
                                              Houston,  Texas  77027

                        CONSULTANT:       JOHN  K.  BALDWIN


                                            _________________________________

                                              ADDRESS:

                                              901  Highland  Ave.
                                              Del  Mar,  California  92014


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